Subsequent Events	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
Subsequent events
16.	Subsequent events

Purchase of 200 Units of Antminer S19j Pro Bitcoin Mining Machines

On July 14,2023, the Company has entered into an asset purchase agreement with two unaffiliated third parties to acquire 200 units of Antminer S19j Pro (110 TH/s), Bitcoin mining machines, and has agreed to issue to the sellers 227,456 ordinary shares of the Company valued at $880,000.

Entry into Share Subscription Agreements

On August 7, 2023 the Company announced that it has entered into subscription agreements with two foreign investors, including an institutional investor, Future Satoshi Ltd, and an individual investor, for the issue and sale of 200,000 ordinary shares of the Company, par value US$0.06 per share, for total gross proceeds of $1,000,000, or US$5.0 per share.

Name Change to BTC Digital Ltd.

On August 11, 2023, the Company changed its name to “BTC Digital Ltd.”.

Share Consolidation

On August 23, 2023, the Company announced a 1-for-20 share consolidation of its ordinary shares, which began to trade on Nasdaq on August 24, 2023 on a split adjusted basis. The authorized share capital of the company is now US$1,500,000 divided into 25,000,000 ordinary shares of a nominal or par value of US$0.06 each. As of August 23, 2023 and immediately prior to the effective date, there were 35,312,478 ordinary shares outstanding. As a result of the Share Consolidation, there are 1,822,426 ordinary shares outstanding.

Purchase of 220 Units of Antminer S19j Pro Bitcoin Mining Machines

On November 3, 2023, the Company announced that it has entered into an asset purchase agreement with two unaffiliated third parties to acquire 220 units of Antminer S19j Pro (110 TH/s) Bitcoin mining machines, and has issued to the sellers 276,572 ordinary shares of the Company valued at $968,800.